American National Bank

and Trust Company of Chicago

INSTALLMENT NOTE (SECURED)

$92,539.00	Chicago, Illinois	July 2, 2001
Due July 2, 2006

                FOR VALUE RECEIVED, the undersigned (jointly and severally if more than one) (“Borrower”), promises to pay to the order of American National Bank and Trust Company of Chicago (“Bank”), at its principal place of business in Chicago, Illinois or such other place as Bank may designate from time to time hereafter, the principal sum of NINETY TWO THOUSAND FIVE HUNDRED THRITY NINE AND 00/100 DOLLARS, which sum shall be due on July 2, 2006, and shall be payable in successive monthly installments of principal and interest in the aggregate amount of $1,854.29 The first installment shall be due on the last day of July, 2001, and successive installments shall be paid on the same day of month, thereafter until paid.

                Borrower's obligations and liabilities to Bank under this Note, and all other obligations and liabilities of Borrower to Bank (including without limitation all debts, claims and indebtedness) whether primary, secondary, direct, contingent, fixed or otherwise, including those evidenced in rate hedging agreements designed to protect the Borrower from the fluctuation of interest rates, heretofore now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Note, any agreement, instrument or document heretofore, now or from time to time hereafter executed and delivered to Bank by or on behalf of Borrower, or by oral agreement or operation of law or otherwise shall be defined and referred to herein as “Borrower's Liabilities.”

                The unpaid principal balance of Borrower's Liabilities due hereunder shall bear interest from the date of disbursement until paid, computed at a daily rate equal to the daily rate equivalent of 7.5% per annum (computed on the basis of a 360-day year and actual days elapsed); or provided, however, that in the event that any of Borrower's Liabilities are not paid when due, the unpaid amount of Borrower's Liabilities shall bear interest after the due date until paid at a rate equal to the sum of the rate that would otherwise be in effect plus 3%.

                Borrower warrants and represents to Bank that Borrower shall use the proceeds represented by this Note solely for proper business purposes and consistently with all applicable laws and statutes.

                To secure the prompt payment to Bank of Borrower's Liabilities and the prompt, full and faithful performance by Borrower of all of the provisions to be kept, observed or performed by Borrower under this Note and/or any other agreement, instrument or document heretofore, now and/or from time to time hereafter delivered by or on behalf of Borrower to Bank, Borrower grants to Bank a security interest in and to the following property: (a) all of Borrower's now existing and/or owned and hereafter arising or acquired monies, reserves, deposits, deposit accounts and interest or dividends thereon, securities, cash, cash equivalents and other property now or at any time or times hereafter in the possession or under the control of Bank or its bailee for any purpose; (b) an American National Bank and Trust Company of Chicago DDA pursuant to Security Agreement (Specific) dated July 2, 2001, as amended from time to time, by and between Borrower and Bank; and (c) all substitutions, renewals, improvements, accessions or additions thereto, replacements, offspring, rents, issues, profits, returns, products and proceeds thereof, including without limitation proceeds of insurance policies insuring the foregoing collateral (all of the foregoing property is referred to herein individually and collectively as “Collateral”).

                Regardless of the adequacy of the Collateral, any deposits or other sums at any time credited by or payable or due from Bank to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in the possession or control of Bank or its Bailee for any purpose, may be reduced to cash and applied by Bank to or setoff by Bank against Borrower's Liabilities.

                Borrower agrees to deliver to Bank immediately upon Bank's demand, such additional collateral as Bank may request from time to time should the value of the Collateral (in Bank's sole and exclusive opinion) decline, deteriorate, depreciate or become impaired, or should Bank deem itself insecure for any reason whatsoever, including without limitation a change in the financial condition of Borrower or any party liable with respect to Borrower's Liabilities, and does hereby grant to Bank a continuing security interest in such other collateral, which shall be deemed to be a part of the Collateral. Borrower shall execute and deliver to Bank, at any time upon Bank's demand therefor, all agreements, instruments, documents and other written matter that Bank may request, in form and substance acceptable to Bank, to perfect and maintain perfected Bank's security interest in the Collateral or any additional collateral. Borrower agrees that a carbon, photographic or photostatic copy, or other reproduction, of this Note or of any financing statement, shall be sufficient as a financing statement.

                Bank may take, and Borrower hereby waives notice of, any action from time to time that Bank may deem necessary or appropriate to maintain or protect the Collateral, and Bank's security interest therein, and in particular Bank may at any time (i) transfer the whole or any part of the Collateral into the name of the Bank or its nominee, (ii) collect any amounts due on Collateral directly from persons obligated thereon, (iii) take control of any proceeds and products of Collateral, and/or (iv) sue or make any compromise or settlement with respect to any Collateral. Borrower hereby releases Bank from any and all causes of action or claims which Borrower may now or hereafter have for any asserted loss or damage to Borrower claimed to be caused by or arising from: (a) Bank's taking any action permitted by this paragraph; (b) any failure of Bank to protect, enforce or collect in whole or in part any of the Collateral; and/or (c) any other act or omission to act on the part of the Bank, its officers, agents or employees, except for willful misconduct.

                The occurrence of any one of the following events shall constitute a default by the Borrower (“Event of Default”) under this Note: (a) if Borrower fails to pay any of Borrower's Liabilities when due and payable or declared due and payable (whether by scheduled maturity, required payment, acceleration, demand or otherwise); (b) if Borrower or any guarantor of any of Borrower's Liabilities fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Note; (c) occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered by or on behalf of Borrower to Bank; (d) occurrence of a default or an event of default under any agreement, instrument or document heretofore, now or at any time hereafter delivered to Bank by any guarantor of Borrower's Liabilities or by any person or entity which has granted to Bank a security interest or lien in and to some or all of such person's or entity's real or personal property to secure the payment of Borrower's Liabilities; (e) if the Collateral or any other of Borrower's assets are attached, seized, subjected to a writ, or are levied upon or become subject to any lien or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (f) if a notice of lien, levy or assessment is filed of record or given to Borrower with respect to all or any of Borrower's assets by any federal, state or local department or agency; (g)  Borrower or any guarantor of Borrower's Liabilities becomes insolvent or generally fails to pay or admits in writing its inability to pay debts as they become due, if a petition under Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or any such guarantor, if Borrower or any such guarantor shall make an assignment for the benefit of creditors, if any case or proceeding is filed by or against Borrower or any such guarantor for its dissolution or liquidation, or if Borrower or any such guarantor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; (h) the death or incompetency of Borrower or any guarantor of Borrower's Liabilities, or the appointment of a conservator for all or any portion of Borrower's assets or the Collateral; (i) the revocation, termination or cancellation of any guaranty of Borrower’s Liabilities without written consent of Bank; (j) if a contribution failure occurs with respect to any pension plan maintained by Borrower or any corporation, trade or business that is, along with Borrower, a member of a controlled group of corporations or a controlled group of trades or businesses (as described in Sections 414(b) and (c) of the Internal Revenue Code of 1986 or Section 4001 of the Employee Retirement Income Security Act of 1974, as amended, “ERISA”) sufficient to give rise to a lien under Section 302(f) of ERISA; (k) if Borrower or any guarantor of Borrower's Liabilities is in default in the payment of any obligations, indebtedness or other liabilities to any third party and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; (l) if any material statement, report or certificate made or delivered by Borrower, any of Borrower’s partners, officers, employees or agents or any guarantor of Borrower’s Liabilities is not true and correct; or (m) if Bank is reasonably insecure.

                Upon the occurrence of an Event of Default, at Bank's option, without notice by Bank to or demand by Bank of Borrower: (i) all of Borrower's Liabilities shall be immediately due and payable; (ii) Bank may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the relevant jurisdiction and any other applicable law upon default by a debtor; (iii) Bank may enter, with or without process of law and without breach of the peace, any premises where the Collateral is or may be located, and may seize or remove the Collateral from said premises and/or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Collateral; and/or (iv) Bank may sell or otherwise dispose of the Collateral at public or private sale for cash or credit, provided, however, that Borrower shall be credited with the net proceeds of any such sale only when the same are actually received by Bank.

                Upon an Event of Default, Borrower, immediately upon demand by Bank, shall assemble the Collateral and make it available to Bank at a place or places to be designated by Bank which is reasonably convenient to Bank and Borrower.

                All of Bank's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Bank of any partial payment made hereunder after the time when any of Borrower's Liabilities become due and payable will not establish a custom or waive any rights of Bank to enforce prompt payment hereof. Bank's failure to require strict performance by Borrower of any provision of this Note shall not waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Any waiver of an Event of Default hereunder shall not suspend, waive or affect any other Event of Default hereunder. Borrower and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Bank may do in this regard. Borrower further waives any and all notice or demand to which Borrower might be entitled with respect to this Note by virtue of any applicable statute or law (to the extent permitted by law).

                Borrower agrees to pay, immediately upon demand by Bank, any and all costs, fees and expenses (including reasonable attorneys' fees, costs and expenses) incurred by Bank (i) in enforcing any of Bank's rights hereunder, and (ii) in representing Bank in any litigation, contest, suit or dispute, or to commence, defend or intervene or to take any action with respect to any litigation, contest, suit or dispute (whether instituted by Bank, Borrower or any other person) in any way relating to this Note, Borrower's Liabilities or the Collateral, and to the extent not paid the same shall become part of Borrower's Liabilities hereunder.

                This Note shall be deemed to have been submitted by Borrower to Bank and to have been made at Bank's principal place of business.

                This Note shall be governed and controlled by the internal laws of the State of Illinois and not the law of conflicts. The Bank may provide, without any limitation whatsoever, any information or knowledge the Bank may have about the undersigned or any matter relating to this Note and any related documents to BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of this Note or any related documents, and the undersigned waives any right to privacy the undersigned may have with respect to such matters. The Borrower agrees that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations in this Note to one or more purchasers whether or not related to the Bank.

                TO INDUCE BANK TO ACCEPT THIS NOTE, BORROWER IRREVOCABLY AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY BANK IN ACCORDANCE WITH THIS PARAGRAPH.

                BORROWER IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

“BORROWER”
1900 East Golf Road Suite 1200	EBIX. Com, Inc.
Schaumburg, Illinois 60173	an Illinois corporation

	BY:	/s/ R. Baum
FEIN:	ITS:	CFO

American National Bank

and Trust Company of Chicago

SECURITY AGREEMENT (SPECIFIC)

                THIS SECURITY AGREEMENT (this "Agreement"), dated as of the 2nd day of July, 2001, by and between AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO ("BANK"), a national banking association with its principal place of business at 120 South LaSalle Street, Chicago, Illinois 60603, and EBIX. Com, Inc. ("Borrower"), an Illinois corporation with its chiefs executive office or sole place of business at 1900 East Golf Road Suite 1200 Schaumburg, Illinois 60173, has reference to the following facts and circumstances:

A.

Pursuant to Borrower's request, Bank heretofore, now and from time to time hereafter, has and/or may loan or advance monies, extend credit and/or extend other financial accommodations to or for the benefit of Borrower.

B.

To secure repayment of the same and all of "Borrower's Liabilities" (as hereinafter defined), Borrower wishes to provide Bank with a security interest in and/or collateral assignment of Borrower's assets.

                NOW THEREFORE, in consideration of the terms and conditions set forth herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of Borrower by Bank, the parties hereto agree as follows:

1. DEFINITIONS AND TERMS

1.1                           When used herein, the words, terms and/or phrases set forth below shall have the following meanings:

A.

"Borrower's Liabilities": all obligations and liabilities of Borrower to Bank (including without limitation all debts, claims, indebtedness and attorneys’ fees and expenses as provided for in Paragraph 6.11) whether primary, secondary, direct, contingent, fixed or otherwise, including Rate Hedging Obligations (as defined in subparagraph G herein), heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising, whether under this Agreement or the "Other Agreements" (hereinafter defined) or by operation of law or otherwise.

B.

“Charges”: all national, federal, state, county, city, municipal and/or other governmental (or any instrumentality, division, agency, body or department thereof, including without limitation the Pension Benefit Guaranty Corporation) taxes, levies, assessments, charges, liens, claims or encumbrances upon and/or relating to the Borrower’s ownership and/or use of any of its assets, and/or Borrower’s income and/or gross receipts.

C.	“Collateral”: shall have the meaning set forth in Paragraph 2.2.

D.

“Indebtedness”: (i) indebtedness for borrowed money or for the deferred purchase price of property or services; (ii) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases; (iii) obligations under direct or indirect guaranties in respect of and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) or (ii) above; and (iv) liabilities with respect to unfunded vested benefits under plans covered by Title IV of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and in effect from time to time.

E.

"Other Agreements": all agreements, instruments and documents, including without limitation, guaranties, mortgages, deeds of trust, loan agreements, notes, pledges, powers of attorney, consents, assignments, contracts, notices, security agreements, leases, subordination agreements, financing statements and all other written matter heretofore, now and/or from time to time hereafter executed by and/or on behalf of Borrower and delivered to Bank.

F.

“Persons”: any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, entity, party or government (whether national, federal, state, county, city, municipal or otherwise, including without limitation, any instrumentality, division, agency, body or department thereof).

G.

“Rate Hedging Obligations”: shall mean any and all obligations of the Borrower, whether absolute or contingent and howsoever and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements designed to protect the Borrower from the fluctuations of interest rates, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to: interest rate swap agreements, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, floor or collar agreements, forward rate currency agreements or agreements relating to interest rate options, puts and warrants, and (ii) any and all agreements relating to cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

1.2                           Except as otherwise defined in this Agreement or the Other Agreements, all words, terms and/or phrases used herein and therein shall be defined by the applicable definition therefor (if any) in the Illinois Uniform Commercial Code as in effect from time to time.

2. COLLATERAL

2.1      To secure the prompt payment to Bank of Borrower's Liabilities and the prompt, full and faithful performance by Borrower of all of the provisions to be kept, observed or performed by Borrower under this Agreement and/or the Other Agreements, Borrower grants to Bank a continuing security interest in and to, and collaterally assigns to Bank, the following property of Borrower, wherever located, whether now or hereafter existing, owned, licensed, leased (to the extent of Borrower's leasehold interest therein), or consigned (to the extent of Borrower's ownership interest therein): DDA

2.2                           All of the aforesaid property and products, proceeds and supporting obligations of the foregoing in Paragraph 2.1 above, including without limitation, proceeds of insurance policies insuring the foregoing are herein individually and collectively called the “Collateral”. The terms used herein to identify the Collateral shall have the same meaning as are assigned to such terms in the Illinois Uniform Commercial Code as in effect from time to time.

2.3                           Borrower shall make appropriate entries upon its financial statements and its books and records disclosing Bank’s security interest in the Collateral.

2.4                           All of Borrower's Liabilities shall constitute one obligation secured by Bank's security interest in the Collateral and by all other security interests, liens, claims and encumbrances heretofore, now and/or from time to time hereafter granted by Borrower to Bank.

2.5                           Borrower authorizes Bank to file financing statements and Borrower shall execute and deliver to Bank, at the request of Bank, all agreements, instruments and documents (the "Supplemental Documentation") that Bank may reasonably request, in form and substance acceptable to Bank, to perfect and maintain perfected Bank's security interest in the Collateral and to consummate the transactions contemplated in or by this Agreement or the Other Agreements. Borrower agrees that a carbon, photographic or photostatic copy, or other reproduction of this Agreement or of any financing statement, shall be sufficient to evidence Bank’s security interest.

2.6                           Bank shall have the right, at any time during Borrower's usual business hours, to inspect the Collateral and all related records (and the premises upon which it is located) and to verify the amount and condition of or any other matter relating to the Collateral.

2.7                           Borrower warrants and represents to and covenants with Bank that: (a) Bank's security interest in the Collateral is now and at all times hereafter shall be perfected and have a first priority except as expressly agreed to in writing by the Bank; (b) the offices and/or locations where Borrower keeps the Collateral are at Borrower's residence, chief executive office or place of business specified at the beginning of this Agreement, and Borrower shall not remove the Collateral therefrom except as may occur in the ordinary course of business, and shall not keep any such Collateral at any other offices or locations unless Borrower gives Bank written notice thereof at least thirty (30) days prior thereto and the same is within the United States of America; and (c) the address specified at the beginning of this Agreement is Borrower's sole residence, chief executive office or sole place of business, and Borrower, by written notice delivered to Bank at least thirty (30) days prior thereto, shall advise Bank of Borrower's acquiring any new residence or opening of any new office or place of business or closing of any existing residence, office or place of business, and any new residence, office or place of business shall be within the United States of America.

Exceptions:

(Borrower's additional place(s) of business)

_____________________________

(Additional locations where Borrower's Collateral is stored or held)

_____________________________

2.8      At the request of Bank, Borrower shall receive, as the sole and exclusive property of Bank and as trustee for Bank, all monies, checks, notes, drafts and all other payments for and/or proceeds of Collateral which come into the possession or under the control of Borrower and immediately upon receipt thereof, Borrower shall remit the same (or cause the same to be remitted), in kind, to Bank or at Bank's direction.

2.9                           Upon demand or an Event of Default (as hereinafter defined), Bank may take control of, in any manner, and may endorse Borrower's name to any of the items of payment or proceeds described in Paragraph 2.8 above and, pursuant to the provisions of this Agreement, Bank shall apply the same to and on account of Borrower's Liabilities.

2.10                           Bank, at its option, may at any time or times hereafter, but shall be under no obligation to, pay, acquire and/or accept an assignment of any security interest, lien, encumbrance or claim asserted by any person or entity against the Collateral.

2.11    In no event shall Borrower make any sale, transfer or other disposition of any of the Collateral except as authorized in a writing executed by Bank and delivered to Borrower. No such authorization given by Bank to sell any specified portion of Collateral or any items thereof, and no waiver by Bank in connection therewith shall establish a custom or constitute a waiver of the prohibition contained in this Agreement against such sales, with respect to any portion of the Collateral or any item thereof not covered by said authorization.

2.12                           Regardless of the adequacy of any collateral securing Borrower's Liabilities hereunder, any deposits or other sums at any time credited by or payable or due from Bank to Borrower, or any monies, cash, cash equivalents, securities, instruments, documents or other assets of Borrower in the possession or control of Bank or its bailee for any purpose may, upon demand or an Event of Default or event or condition which with notice or lapse of time would constitute an Event of Default, be reduced to cash and applied by Bank to or setoff by Bank against Borrower's Liabilities hereunder.

3. WARRANTIES, REPRESENTATIONS AND COVENANTS;

INSURANCE AND TAXES

3.1                           Borrower, at its sole cost and expense, shall keep and maintain (a) the Collateral insured for the full insurable value against all hazards and risks ordinarily insured against by other owners or users of such properties in similar businesses, and (b) business interruption insurance and public liability and property damage insurance relating to Borrower's ownership and use of its assets. All such policies of insurance shall be in form, with insurers and in such amounts as may be satisfactory to Bank. Borrower shall deliver to Bank the original (or certified) copy of each policy of insurance, or a certificate of insurance, and evidence of payment of all premiums for each such policy. Such policies of insurance (except those of public liability) shall contain a standard form lender’s loss payable clause, in form and substance acceptable to Bank, showing loss payable to Bank, and shall provide that the insurance companies will give Bank at least thirty (30) days written notice before any such policy or policies of insurance shall be altered or canceled and that no act or default of Borrower or any other Person shall affect the right of Bank to recover under such policy or policies of insurance in case of loss or damage. Borrower hereby directs all insurers under such policies of insurance (except those of public liability) to pay all proceeds payable thereunder directly to Bank and hereby irrevocably appoints Bank as Borrower's agent and attorney-in-fact to make, settle and adjust claims under such policies of insurance and endorse the name of Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance.

Unless Borrower provides Bank with evidence of the insurance coverage required by this Agreement, Bank may purchase insurance at Borrower’s expense to protect Bank’s interests in the Collateral. This insurance may, but need not, protect Borrower’s interests. The coverage that Bank purchases may not pay any claim that Borrower makes or any claim that is made against Borrower in connection with the Collateral. Borrower may later cancel any insurance purchased by Bank, but only after providing Bank with evidence that Borrower has obtained insurance as required by this Agreement. If Bank purchases insurance for the Collateral, Borrower will be responsible for the costs of that insurance, including interest and other charges Bank may impose in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to Borrower’s total outstanding balance or obligation. The costs of the insurance may be more than the cost of the insurance Borrower is able to obtain on its own.

3.2                           Borrower shall pay promptly, when due, all Charges and shall not permit any Charges to arise, or remain, and will promptly discharge the same.

4. WARRANTIES, REPRESENTATIONS AND COVENANTS; GENERAL

4.1                           Borrower warrants and represents to and covenants with Bank that: (a) Borrower has the right, power and capacity and is and will be duly authorized and empowered to enter into, execute, deliver and perform this Agreement and the Other Agreements; (b) the execution, delivery and/or performance by Borrower of this Agreement and the Other Agreements shall not, and will not, by the lapse of time, the giving of notice or otherwise, constitute a violation of any applicable law or a breach of any provision contained in Borrower's Articles of Incorporation, By-Laws, Articles of Partnership, Articles of Organization, Operating Agreement or similar document, or contained in any agreement, instrument or document to which Borrower is now or hereafter a party or by which it is or may be bound; (c) Borrower’s name as it appears in this Agreement is its exact name as appears in Borrower’s organizational documents, as amended; (d) Borrower’s state organization number (if a registered organization) is ___________; (e) Borrower shall immediately notify Bank in writing of any change in its name, business organization or jurisdiction under which the Borrower is organized (or change of principal residence if a sole proprietor); (f) Borrower has and at all times hereafter shall have good, indefeasible and merchantable title to and ownership of the Collateral, free and clear of all liens, claims, security interests and encumbrances except those of Bank; (g) Borrower is now and at all times hereafter, shall be solvent and generally paying its debts as they mature and Borrower now owns and shall at all times hereafter own property which, at a fair valuation, is greater than the sum of its debts; (h) Borrower is not, and will not be during the term hereof in violation of any applicable federal, state or local statute, regulation or ordinance that, in any respect materially and adversely affects its business, property, assets, operations or condition, financial or otherwise; and (i) Borrower is not in default with respect to any indenture, loan agreement, mortgage, deed or other similar agreement relating to the borrowing of monies to which it is a party or by which it is bound.

4.2                           Borrower warrants and represents to and covenants with Bank that Borrower shall not, without Bank's prior written consent thereto: (a) grant a security interest in, assign, sell, lease, license or transfer any of the Collateral to any Person or permit, grant or suffer a lien, claim or encumbrance upon any of the Collateral; (b) enter into any transaction not in the ordinary course of business which materially and adversely affects Borrower's ability to repay Borrower's Liabilities, any other obligations and liabilities of Borrower to any third party or the Collateral; and (c) other than as specifically permitted in or contemplated by this Agreement or the Other Agreements, encumber, pledge, mortgage, sell, lease, license or otherwise dispose of or transfer whether by sale, loan, distribution, merger, consolidation or otherwise, any of Borrower's assets.

4.3                           Borrower covenants with Bank that Borrower shall cause to be furnished to Bank such data and information (financial and otherwise) as Bank, from time to time, may request bearing upon or related to the Collateral, Borrower's financial condition and/or results of operations.

5. DEFAULT

5.1                           The occurrence of any one of the following events shall constitute a default by the Borrower ("Event of Default") under this Agreement: (a) if Borrower fails to pay any of Borrower's Liabilities when due and payable or declared due and payable (whether by scheduled maturity, required payment, acceleration, demand or otherwise); (b) if Borrower fails or neglects to perform, keep or observe any term, provision, condition, covenant, warranty or representation contained in this Agreement or any of the Other Agreements; (c) occurrence of a default or Event of Default under any of the Other Agreements heretofore, now or at any time hereafter delivered by or on behalf of Borrower to Bank; (d) occurrence of a default or an Event of Default under any agreement, instrument or document heretofore, now or at any time hereafter delivered to Bank by any guarantor of Borrower's Liabilities or by any Person which has granted to Bank a security interest or lien in such Person's real or personal property to secure the payment of Borrower's Liabilities; (e) if the Collateral or any other of Borrower's assets are attached, seized, subjected to a writ, or are levied upon or become subject to any lien or come within the possession of any receiver, trustee, custodian or assignee for the benefit of creditors; (f) if a notice of lien, levy or assessment is filed of record or given to Borrower with respect to all or any of Borrower's assets by any federal, state, local department or agency; (g) if Borrower or any guarantor of Borrower's Liabilities becomes insolvent or generally fails to pay or admits in writing its inability to pay debts as they become due, if a petition under Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or any such guarantor, if Borrower or any such guarantor shall make an assignment for the benefit of creditors, if any case or proceeding is filed by or against Borrower or any such guarantor for its dissolution or liquidation, if Borrower or any such guarantor is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business affairs; (h) the death or incompetency of Borrower or any guarantor of Borrower's Liabilities, or the appointment of a conservator for all or any portion of Borrower's assets or the Collateral; (i) the revocation, termination, or cancellation of any guaranty of Borrower’s Liabilities without written consent of Bank; (j) if a contribution failure occurs with respect to any pension plan maintained by Borrower or any corporation, trade or business that is, along with Borrower, a member of a controlled group of corporations or controlled group of trades or businesses (as described in Sections 414(b) and (c) of the Internal Revenue Code of 1986 or Section 4001 of ERISA) sufficient to give rise to a lien under Section 302(f) of ERISA; (k) if Borrower or any guarantor of Borrower's Liabilities is in default in the payment of any obligations, indebtedness or other liabilities to any third party and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; (l) if any material statement, report or certificate made or delivered by Borrower, any of Borrower’s partners, officers, employees or agents or any guarantor of Borrower’s Liabilities is not true and correct; or (m) if Bank is reasonably insecure.

5.2                           All of Bank's rights and remedies under this Agreement and the Other Agreements are cumulative and non-exclusive.

5.3                           Upon an Event of Default, Borrower's Liabilities shall be immediately due and payable.

5.4                           Upon an Event of Default, Bank, in its sole and absolute discretion, may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code as in effect from time to time of the relevant state and any other applicable law upon default by a debtor.

5.5                           Upon an Event of Default, Borrower, immediately upon demand by Bank, shall assemble the Collateral and make it available to Bank at a place or places to be designated by Bank which is reasonably convenient to Bank and Borrower. Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement or the Other Agreements, no remedy of law will provide adequate relief to Bank, and agrees that Bank shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

5.6                           Upon an Event of Default, without notice, demand or legal process of any kind, Bank may take possession of any or all of the Collateral (in addition to Collateral of which it already has possession), wherever it may be found, and for that purpose may pursue the same wherever it may be found, and may enter into any of Borrower's premises where any of the Collateral may be or is supposed to be, and search for, take possession of, remove, keep and store any of the Collateral until the same shall be sold or otherwise disposed of, and Bank shall have the right to store the same in any of Borrower's premises without cost to Bank. Borrower agrees that Bank has no duty to repair or clean the Collateral prior to sale, and that the disposal of the Collateral in its present condition, without repair or cleanup shall not affect the commercial reasonableness of such sale or disposition.

5.7                           Any notice required to be given by Bank of a sale, lease, or other disposition of the Collateral or any other intended action by Bank, (i) deposited in the United States mail, postage prepaid and duly addressed to Borrower at the address specified at the beginning of this Agreement, or (ii) sent via certified mail, return receipt requested, or (iii) sent via facsimile, or (iv) delivered personally, not less than ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice to Borrower.

5.8                           Upon an Event of Default, Borrower agrees that Bank may, if Bank deems it reasonable, postpone or adjourn any such sale of the Collateral from time to time by an announcement at the time and place of sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Borrower agrees that Bank has no obligation to preserve rights against prior parties to the Collateral. The Bank’s compliance with any applicable state or federal requirements in connection with the disposition of the Collateral shall not be considered to adversely affect the commercial reasonableness of any sale of the Collateral. Further, to the extent permitted by law, Borrower waives and releases any cause of action and claim against Bank as a result of Bank's possession, collection or sale of the Collateral, any liability or penalty for failure of Bank to comply with any requirement imposed on Bank relating to notice of sale, holding of sale or reporting of sale of the Collateral, and any right or redemption from such sale.

6. GENERAL

6.1                           Borrower waives the right to direct the application of any and all payments at any time or times hereafter received by Bank on account of Borrower's Liabilities and Borrower agrees that Bank shall have the continuing exclusive right to apply and re-apply any and all such payments in such manner  as Bank may deem advisable, notwithstanding any entry by Bank upon any of its books and records.

6.2                           This Agreement and Other Agreements shall be binding upon and inure to the benefit of the heirs, representatives, successors and assigns of Borrower and Bank.

6.3                           Bank's failure to require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Bank thereafter to demand strict compliance and performance therewith. Any suspension or waiver by Bank of an Event of Default by Borrower under this Agreement or the Other Agreements shall not suspend, waive or affect any other Event of Default by Borrower under this Agreement or the Other Agreements, whether the same is prior or subsequent thereto and whether of the same or of a different type. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or the Other Agreements and no Event of Default by Borrower under this Agreement or the Other Agreements shall be deemed to have been suspended or waived by Bank unless such suspension or waiver is by an instrument in writing signed by an officer of Bank and directed to Borrower specifying such suspension or waiver.

6.4      If any provision of this Agreement or the Other Agreements or the application thereof to any person, entity or circumstance is held invalid or unenforceable, the remainder of this Agreement and the Other Agreements and the application of such provision to other Persons, or circumstances will not be affected thereby and the provisions of this Agreement and the Other Agreements shall be severable in any such instance.

6.5                           Borrower hereby appoints Bank as Borrower's agent and attorney-in-fact for the purpose of carrying out the provisions of this Agreement and taking any action and executing any agreement, instrument or document which Bank may deem necessary or advisable to accomplish the purposes hereof which appointment is irrevocable and coupled with an interest. All monies paid for the purposes herein, and all costs, fees and expenses paid or incurred in connection therewith, shall be part of Borrower's Liabilities, payable by Borrower to Bank on demand.

6.6                           Except as otherwise specifically provided in this Agreement, Borrower waives any and all notice or demand which Borrower might be entitled to receive by virtue of any applicable statute or law, and waives presentment, demand and protest and notice of presentment, protest, default, dishonor, non-payment, maturity, release, compromise, settlement, extension or renewal of any or all agreements, instruments or documents at any time held by Bank on which Borrower may in any way be liable.

6.7                           This Agreement, or a carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Collateral or any portion thereof, shall be sufficient as a financing statement and may be filed as such.

6.8                           Except as otherwise provided in the Other Agreements, if any provision contained in this Agreement is in conflict with, or inconsistent with any provision in the Other Agreements, the provision contained in this Agreement shall control.

6.9                           The terms and provisions of this Agreement and the Other Agreements shall supersede any prior agreement or understanding of the parties hereto, and contain the entire agreement of the parties hereto with respect to the matters covered herein. This Agreement and the Other Agreements may not be modified, altered, or amended except by an agreement in writing signed by Borrower and Bank. This Agreement shall continue in full force and effect so long as any portion or component of Borrower's Liabilities shall be outstanding. All of Borrower's warranties, representations, undertakings, and covenants contained in this Agreement or the Other Agreements shall survive the termination or cancellation of the same. Should a claim ("Recovery Claim") be made upon the Bank at any time for recovery of any amount received by the Bank in payment of Borrower's Liabilities (whether received from Borrower or otherwise) and should the Bank repay all or part of said amount by reason of (1) any judgment, decree or order of any court or administrative body having jurisdiction over Bank or any of its property; or (2) any settlement or compromise of any such Recovery Claim effected by the Bank with the claimant (including Borrower), this Agreement and the security interests granted Bank hereunder shall continue in effect with respect to the amount so repaid to the same extent as if such amount had never originally been received by the Bank, notwithstanding any prior termination of this Agreement, the return of this Agreement to Borrower, or the cancellation of any note or other instrument evidencing Borrower's Liabilities.

6.10                           This Agreement and the Other Agreements shall be governed and controlled by the internal laws of the State of Illinois and not the law of conflicts.

6.11    If at anytime or times hereafter, whether or not Borrower's Liabilities are outstanding at such time, Bank: (a) employs counsel for advice or other representation, (i) with respect to the Collateral, this Agreement, the Other Agreements or the administration of Borrower's Liabilities or the Collateral, (ii) to represent Bank in any litigation, arbitration, contest, dispute, suit or proceeding or to commence, defend or intervene or to take any other action in or with respect to any litigation, contest, dispute, suit or proceeding in any way or respect relating to the Collateral, this Agreement, the Other Agreements, or Borrower's affairs, or (iii) to enforce any rights of Bank against Borrower or any other Person or entity which may be obligated to Bank by virtue of this Agreement or the Other Agreements; (b) takes any action with respect to administration of Borrower's Liabilities or to protect, collect, sell, liquidate or otherwise dispose of the Collateral; and/or (c) attempts to or enforces any of Bank's rights or remedies under this Agreement or the Other Agreements, the reasonable costs, fees and expenses incurred by Bank with respect to the foregoing, shall be part of Borrower's Liabilities, payable by Borrower to Bank on demand.

6.12                           The Bank may provide, without any limitation whatsoever, any information or knowledge the Bank may have about the undersigned or any matter relating to this agreement and any related documents to BANK ONE CORPORATION, or any of its subsidiaries or affiliates or their successors, or to any one or more purchasers or potential purchasers of this agreement or any related documents, and the undersigned waives any right to privacy the undersigned may have with respect to such matters. The Borrower agrees that the Bank may at any time sell, assign or transfer one or more interests or participations in all or any part of its rights or obligations in this agreement to one or more purchasers whether or not related to the Bank.

6.13                           BORROWER, IRREVOCABLY, AGREES THAT, SUBJECT TO BANK'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR THE COLLATERAL SHALL BE LITIGATED ONLY IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST BORROWER BY BANK IN ACCORDANCE WITH THIS PARAGRAPH.

6.14                           BORROWER HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE OTHER AGREEMENTS, OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (II) ARISING FROM ANY DISPUTE OR CONTROVERSY ARISING IN CONNECTION WITH OR RELATED TO THIS AGREEMENT, THE OTHER AGREEMENTS OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year specified at the beginning hereof.

BORROWER:

EBIX. Com, Inc.
an Illinois corporation

BY:	/s/ R. J. Baum

ITS:	CFO

Accepted this 2nd day of July, 2001, at Bank's principal place of business in the City of Chicago, State of Illinois.

AMERICAN NATIONAL BANK AND

TRUST COMPANY OF CHICAGO

BY:

ITS: